UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) August 18, 2010

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

333-168010	ENTERGY ARKANSAS, INC. (an Arkansas corporation) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4372 71-0005900	333-168010-01	ENTERGY ARKANSAS RESTORATION FUNDING, LLC (a Delaware limited liability company) 425 West Capitol Avenue, 27th Floor Little Rock, Arkansas 72201 (501) 377-5886 27-2875268

________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Sidley Austin LLP with respect to legality.
8.1	Opinion of Sidley Austin LLP with respect to federal tax matters.
23.1	Consent of Sidley Austin LLP (included in its opinions filed as Exhibits 5.1, 8.1 and 99.6).
23.2	Consent of Williams & Anderson PLC (included in its opinion filed as Exhibit 99.7).
99.6	Opinion of Sidley Austin LLP with respect to federal constitutional matters.
99.7	Opinion of Williams & Anderson PLC, with respect to Arkansas constitutional matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                      ENTERGY ARKANSAS, INC.

By:  /s/ Theodore H. Bunting, Jr.
Name: Theodore H. Bunting, Jr.
Title:  Senior Vice President and
Chief Accounting Officer

Date: August 18, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERGY ARKANSAS RESTORATION FUNDING, LLC

By:  /s/ Theodore H. Bunting, Jr.
      Theodore H. Bunting, Jr.
      Chief Accounting Officer

Date: August 18, 2010

INDEX TO EXHIBITS

Exhibit No.	Description
5.1	Opinion of Sidley Austin LLP with respect to legality
8.1	Opinion of Sidley Austin LLP with respect to federal tax matters
23.1	Consent of Sidley Austin LLP (included in its opinions filed as Exhibits 5.1, 8.1 and 99.6).
23.2	Consent of Williams & Anderson PLC (included in its opinion filed as Exhibit 99.7).
99.6	Opinion of Sidley Austin LLP with respect to federal constitutional matters.
99.7	Opinion of Williams & Anderson PLC, with respect to Arkansas constitutional matters.